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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 21, 2005
                                (March 21, 2005)

                             WILLIAMS CONTROLS, INC.
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               (Exact name of Company as specified in its charter)

               Delaware                  0-18083            84-1099587
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     (State or other jurisdiction      (Commission       (I.R.S. Employer
           of incorporation)             File No.)      Identification No.)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
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                    (Address of Principal Executive Offices)

                                 (503) 684-8600
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 8.01. OTHER EVENTS

On March 21, 2005, Williams Controls, Inc. issued a press release announcing the opening of sales and manufacturing operations in the Peoples Republic of China. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

99.1       Press Release, dated March 21, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                     WILLIAMS CONTROLS, INC.

Date:  March 21, 2005                                By: /s/ DENNIS E. BUNDAY
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                                                         Dennis E. Bunday
                                                         Chief Financial Officer

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